SUPPLEMENT TO THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST'S
AUGUST 19, 1997
STATEMENT OF ADDITIONAL INFORMATION
The following information found in the "Trustees and Officers" section beginning on page S-18 has been removed.
BURNELL R. STEHMAN (65), VICE PRESIDENT of Cash Portfolio (1991), is Vice President of FMR Texas (1989) and of other funds advised by FMR.